UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-524

The Dreyfus/Laurel Funds Trust (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	04/30/09

The following N-CSR relates only to Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus Global Equity Income Fund Dreyfus International Bond Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
30	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Global Equity Income Fund

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this semiannual report for Dreyfus Global Equity Income Fund, covering the six-month period from November 1, 2008, through April 30, 2009.

The international equities markets went on a wild ride over the past six months, with stocks in most regions plummeting during most of the reporting period and then rebounding late in the reporting period. In supporting the recent rally, investors apparently shrugged off more bad economic news,including rising unemployment,damaged credit markets and economic contraction in many regions of the world.Yet,the rebound proved to be robust, particularly in the emerging markets, which posted double-digit returns over the final two months of the reporting period.

These enormous swings have left investors wondering if the equities market is forecasting sustainable economic improvement, or whether these events represent what many call a bear market rally.We generally have remained cautious in the absence of real global economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they begin to snap back, the rebounds are often quick and sharp, usually leaving most investors on the sidelines. That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by James Harries, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus Global Equity Income Fund’s Class A shares produced a total return of 1.44%, Class C shares returned 1.02% and Class I shares returned 1.44%.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of –3.33% for the same period.2

Global equity markets proved highly volatile, as steep declines stemming from a global recession and banking crisis over the first half of the reporting period were largely offset by a sustained rally over the second half. The fund produced higher returns than its benchmark, primarily due to its defensive posture in the battered financials sector and strong stock selections in the utilities sector.

The Fund’s Investment Approach

The fund seeks total return, consisting of capital appreciation and income.To pursue this goal, the fund normally invests at least 80% of its assets in equity securities.The fund seeks to focus on dividend-paying stocks of companies located in the developed capital markets, such as the United States,Canada,Japan,Australia,Hong Kong andWestern Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets.

We combine “top-down” analysis of current economic trends and investment themes with “bottom-up” stock selection based on fundamental research. Within markets and sectors deemed to be relatively attractive, we seek attractively priced stocks of companies that we believe to have sustainable competitive advantages.

Late Market Rally Offset Earlier Slump

Global stock markets fell sharply over the first half of the reporting period, adding substantially to earlier declines in the wake of the failures of some of the world’s major financial institutions and the escalation

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

of an ongoing credit crisis.The market’s credit-related struggles were intensified by a deepening global recession as unemployment rates rose, housing markets struggled and consumer confidence plunged throughout the world.

These adverse developments were addressed aggressively by government and monetary authorities in both developed and emerging markets, as central banks reduced interest rates and injected liquidity into their banking systems, and government officials rescued a number of troubled corporations. These measures bolstered investor sentiment, and most markets rallied strongly over the reporting period’s second half despite persistently disappointing economic data.

Defensive Posture Helped Fuel Outperformance

In light of our belief that the current downturn is likely to result in fundamental and long-lasting changes in credit availability, consumer behavior and corporate structures, we maintained a generally defensive investment posture throughout the reporting period. This cautious stance helped shelter the fund from the brunt of the market’s decline in late 2008.The efficacy of our conservative approach was particularly evident in the financials sector, where an underweighted position in global banks helped the fund avoid some of the sector’s worst performers. Instead, we focused on companies that we regarded as relatively insulated from the credit crisis, such as U.S.-based investment manager Annaly Capital Management and securities exchanges Deutsch Boerse and Bursa Malaysia.

The fund also received strong contributions to performance from the utilities sector, where we maintained a cautious approach due to generally high debt levels and valuations. Indeed, the relatively attractively valued Brazilian electricity producer Terna Participações helped drive the fund’s strong results when the company was acquired during the reporting period. Brazilian telecommunications company Tele Norte Leste Participacoes also gained considerable value during the market rebound. In other areas, the fund’s relative performance also was aided by our opportunistic trading of South African mining company Gold Fields, and relatively modest positions in preferred stocks and convertible bonds fared well due to their attractive valuations, competitive yields and senior ranking in their issuers’ capital structures.

4

On the other hand, the fund’s holdings in the consumer services sector lagged their respective benchmark components.Tobacco seller Reynolds American suffered amid pricing concerns, and our holdings of more defensive companies in the retail, travel-and-leisure and personal goods industries did not participate as fully as more speculative stocks in the rally over the reporting period’s second half. In the health care sector, pharmaceutical giant Merck & Co. weighed on returns due to industry-wide concerns regarding new product development and competition from generic drugs. Individual disappointments included Liechtenstein financial firm Verwaltungs- und Privat Bank, Singapore company Parkway Holdings and Japanese company Nintendo. Finally, an underweighted position in the technology sector, which offers few dividend-paying stocks, detracted from the fund’s relative performance.

Positioned for a Muted Recovery

In our view, the global economy must address a number of fundamental issues, including persistently high debt levels among consumers and businesses, before it can stage a sustained and robust recovery.Therefore, we have maintained the fund’s generally defensive investment posture, focusing on relatively noncyclical businesses with strong cash flows and attractive dividend yields. We have found a number of opportunities meeting our criteria in Brazil and parts of Asia, where debt levels are relatively low.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2010, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The FTSE World Index is an unmanaged, free-floating, market-
capitalization weighted index that is designed to measure the performance of 90% of the world’s investable stocks issued by large and midcap companies in developed and advanced emerging markets.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Equity Income Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2009
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.49	$ 11.21	$ 6.24
Ending value (after expenses)	$1,014.40	$1,010.20	$1,014.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2009
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.50	$ 11.23	$ 6.26
Ending value (after expenses)	$1,017.36	$1,013.64	$1,018.60

  Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2009 (Unaudited)

Common Stocks—71.7%	Shares	Value ($)
Australia—3.9%
QBE Insurance Group	3,763	59,590
Telstra	59,900	144,963
		204,553
Bermuda—.6%
Bunge	65	30,712
Brazil—7.0%
Cia de Saneamento de Minas Gerais	7,900 [a]	86,148
Tele Norte Leste Participacoes, ADR	7,717	119,999
Terna Participacoes	6,389	107,118
Vale Capital	1,479	51,780
		365,045
Finland—.9%
Nokia	3,147	44,853
France—3.6%
Alcatel-Lucent	1,700 [a]	33,926
France Telecom	1,640	36,391
Suez Environnement	2,501	38,107
Total	1,635	81,763
		190,187
Germany—5.6%
Deutsche Boerse	601	44,362
Deutsche Post	5,531	63,437
Deutsche Telekom	2,986	35,976
K+S	879	52,742
Munchener Ruckversicherungs	378	52,175
Symrise	3,314	45,267
		293,959
Hong Kong—3.9%
CNOOC	40,000	44,851
Hongkong Land Holdings	19,000	47,500
Hopewell Highway Infrastructure	138,293	75,659
Link REIT	19,500	38,044
		206,054

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Israel—.6%
Israel Chemicals	3,782	31,725
Italy—1.5%
ENI	3,710	80,403
Japan—1.8%
Nintendo	200	53,356
Takeda Pharmaceutical	1,100	39,039
		92,395
Malaysia—.9%
Bursa Malaysia	25,900	44,743
Netherlands—2.2%
Reed Elsevier	3,791	41,696
Royal Dutch Shell, Cl. A	3,160	73,460
		115,156
Norway—2.0%
Aker Solutions	3,917	23,943
StatoilHydro	4,348	81,432
		105,375
Philippines—1.2%
Philippine Long Distance Telephone	1,410	63,710
Singapore—5.3%
DBS Group Holdings	7,500	48,126
Mapletree Logistics Trust	123,250	35,797
Noble Group	55,000	48,294
Parkway Holdings	78,666	64,293
Singapore Technologies Engineering	48,000	83,323
		279,833
South Korea—.4%
LG Telecom	2,870	20,155
Spain—.3%
Clinica Baviera	1,468	17,255
Switzerland—1.8%
Verwalt & Privat-Bank	390	30,160
Zurich Financial Services	334	61,686
		91,846

8

Common Stocks (continued)	Shares	Value ($)
Taiwan—2.5%
HTC	3,600	48,764
Taiwan Semiconductor Manufacturing	48,186	80,423
		129,187
Thailand—2.0%
Advanced Info Service	37,600	84,716
Banpu	2,800	22,536
		107,252
United Kingdom—10.3%
Aberdeen Asset Management	24,447	47,300
Admiral Group	3,255	43,427
Cable & Wireless	42,330	93,167
GlaxoSmithKline	4,750	73,351
ICAP	9,000	49,285
Standard Chartered	6,550	99,813
Vodafone Group	72,747	133,623
		539,966
United States—13.4%
Annaly Capital Management	4,725	66,481
AT & T	3,090	79,166
Bristol-Myers Squibb	3,778	72,538
Cal-Maine Foods	1,403	37,137
ConocoPhillips	1,450	59,450
Eli Lilly & Co.	2,405	79,173
Merck & Co.	2,918	70,732
Philip Morris International	2,210	80,002
Reynolds American	4,158	157,921
		702,600
Total Common Stocks
(cost $5,011,819)		3,756,964

Preferred Stocks—.2%
Brazil
Banco do Estado do Rio Grande do Sul
(cost $16,793)	3,000	8,763

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes—3.0%		Rate (%)	Date	Amount ($)	Value ($)
Germany—1.1%
Fresenius Finance Jersey,
Sr. Unsub. Bonds, Ser. FME	EUR	5.63	8/14/11	50,000 [b]	59,350
United Kingdom—1.9%
Standard Chartered,
Jr. Sub. Notes		8.13	11/27/13	114,000	97,356
Total Bonds and Notes
(cost $176,149)					156,706

Total Investments (cost $5,204,761)				74.9%	3,922,433
Cash and Receivables (Net)				25.1%	1,311,947
Net Assets				100.0%	5,234,380

ADR—American Depository Receipts
a	Non-income producing security.
b	Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	16.7	Utilities	4.4
Telecommunications	15.5	Industrial	4.2
Health Care	9.1	Technology	4.0
Oil & Gas	8.5	Consumer Services	.8
Consumer Goods	6.9
Materials	4.8		74.9

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		5,204,761	3,922,433
Cash			38,352
Cash denominated in foreign currencies		2,324	2,341
Receivable for shares of Beneficial Interest subscribed			1,280,500
Receivable for investment securities sold			48,079
Dividends and interest receivable			40,203
Unrealized appreciation on forward
currency exchange contracts—Note 4			14,217
Prepaid expenses			20,384
			5,366,509
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			29,470
Unrealized depreciation on forward
currency exchange contracts—Note 4			54,021
Payable for investment securities purchased			20,151
Accrued expenses			28,487
			132,129
Net Assets ($)			5,234,380
Composition of Net Assets ($):
Paid-in capital			7,871,937
Accumulated undistributed investment income—net			13,820
Accumulated net realized gain (loss) on investments			(1,329,227)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(1,322,150)
Net Assets ($)			5,234,380

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	3,017,244	768,149	1,448,987
Shares Outstanding	419,766	106,730	205,910
Net Asset Value Per Share ($)	7.19	7.20	7.04

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $6,178 foreign taxes withheld at source):
Unaffiliated issuers	127,604
Interest	5,078
Total Income	132,682
Expenses:
Management fee—Note 3(a)	16,154
Registration fees	24,072
Custodian fees—Note 3(d)	12,228
Shareholder servicing costs—Note 3(d)	7,096
Professional fees	5,345
Distribution fees—Note 3(c)	3,046
Trustees’ fees and expenses—Note 3(b)	979
Prospectus and shareholders’ reports	269
Loan commitment fees—Note 2	21
Miscellaneous	13,222
Total Expenses	82,432
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(50,969)
Less—reduction in fees due to earnings credits—Note 1(c)	(185)
Less—Trustees’ fees reimbursed by the Manager—Note 3(b)	(160)
Net Expenses	31,118
Investment Income—Net	101,564
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(765,609)
Net realized gain (loss) on forward currency exchange contracts	53,186
Net Realized Gain (Loss)	(712,423)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	618,382
Net Realized and Unrealized Gain (Loss) on Investments	(94,041)
Net Increase in Net Assets Resulting from Operations	7,523

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)[a]	October 31, 2008
Operations ($):
Investment income—net	101,564	159,333
Net realized gain (loss) on investments	(712,423)	(595,193)
Net unrealized appreciation
(depreciation) on investments	618,382	(2,141,662)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,523	(2,577,522)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(84,574)	(94,769)
Class C Shares	(18,168)	(26,748)
Class I Shares	(9,586)	(8,832)
Class T Shares	(8,128)	(8,647)
Total Dividends	(120,456)	(138,996)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	884,513	2,981,925
Class C Shares	135,561	1,176,028
Class I Shares	1,280,029	11,907
Class T Shares	—	42,500
Dividends reinvested:
Class A Shares	34,382	29,173
Class C Shares	5,462	8,737
Class I Shares	35	336
Class T Shares	64	66
Cost of shares redeemed:
Class A Shares	(375,738)	(890,944)
Class C Shares	(177,917)	(48,989)
Class I Shares	—	(6,422)
Class T Shares	(184,234)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	1,602,157	3,304,317
Total Increase (Decrease) in Net Assets	1,489,224	587,799
Net Assets ($):
Beginning of Period	3,745,156	3,157,357
End of Period	5,234,380	3,745,156
Undistributed investment income—net	13,820	32,712

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)[a]	October 31, 2008
Capital Share Transactions:
Class Ab
Shares sold	128,339	255,295
Shares issued for dividends reinvested	4,858	2,738
Shares redeemed	(56,969)	(82,820)
Net Increase (Decrease) in Shares Outstanding	76,228	175,213
Class C
Shares sold	18,989	95,823
Shares issued for dividends reinvested	766	809
Shares redeemed	(28,171)	(5,486)
Net Increase (Decrease) in Shares Outstanding	(8,416)	91,146
Class I
Shares sold	181,822	945
Shares issued for dividends reinvested	5	31
Shares redeemed	—	(893)
Net Increase (Decrease) in Shares Outstanding	181,827	83
Class Tb
Shares sold	—	3,360
Shares issued for dividends reinvested	9	6
Shares redeemed	(27,375)	—
Net Increase (Decrease) in Shares Outstanding	(27,366)	3,366

a	Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b	On the close of business on February 4, 2009, 27,375 Class T shares representing $184,234 were automatically converted to 26,935 Class A shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2009	Year Ended October 31,
Class A Shares	(Unaudited)	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	7.35	13.14	12.50
Investment Operations:
Investment income—net[b]	.19	.44	.02
Net realized and unrealized
gain (loss) on investments	(.13)	(5.90)	.62
Total from Investment Operations	.06	(5.46)	.64
Distributions:
Dividends from investment income—net	(.22)	(.33)	—
Net asset value, end of period	7.19	7.35	13.14
Total Return (%)[c]	1.44[d]	(42.41)	5.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.14[e]	5.84	26.08[e]
Ratio of net expenses to average net assets	1.50[e]	1.44	1.50[e]
Ratio of net investment income
to average net assets	5.54[e]	3.88	3.62[e]
Portfolio Turnover Rate	34.25[d]	99.04	3.45[d]
Net Assets, end of period ($ x 1,000)	3,017	2,523	2,211

a	From October 18, 2007 (commencement of operations) to October 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2009	Year Ended October 31,
Class C Shares	(Unaudited)	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	7.33	13.13	12.50
Investment Operations:
Investment income—net[b]	.16	.36	.01
Net realized and unrealized
gain (loss) on investments	(.12)	(5.89)	.62
Total from Investment Operations	.04	(5.53)	.63
Distributions:
Dividends from investment income—net	(.17)	(.27)	—
Net asset value, end of period	7.20	7.33	13.13
Total Return (%)[c]	1.02[d]	(42.76)	4.96[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.91[e]	7.06	26.83[e]
Ratio of net expenses to average net assets	2.25[e]	2.18	2.25[e]
Ratio of net investment income
to average net assets	4.75[e]	3.35	2.86[e]
Portfolio Turnover Rate	34.25[d]	99.04	3.45[d]
Net Assets, end of period ($ x 1,000)	768	844	315

a	From October 18, 2007 (commencement of operations) to October 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

16

	Six Months Ended
	April 30, 2009	Year Ended October 31,
Class I Shares	(Unaudited)	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	7.34	13.14	12.50
Investment Operations:
Investment income—net[b]	.09	.45	.02
Net realized and unrealized
gain (loss) on investments	.01	(5.90)	.62
Total from Investment Operations	.10	(5.45)	.64
Distributions:
Dividends from investment income—net	(.40)	(.35)	—
Net asset value, end of period	7.04	7.34	13.14
Total Return (%)	1.44[c]	(42.27)	5.04[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.83[d]	5.32	25.84[d]
Ratio of net expenses to average net assets	1.25[d]	1.21	1.25[d]
Ratio of net investment income
to average net assets	5.81[d]	3.90	3.86[d]
Portfolio Turnover Rate	34.25[c]	99.04	3.45[c]
Net Assets, end of period ($ x 1,000)	1,449	177	315

a	From October 18, 2007 (commencement of operations) to October 31, 2007.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Global Equity Income Fund (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel FundsTrust (the“Trust”),which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund.The fund’s investment objective is to seek total return (consisting of capital appreciation and income).The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), an affiliate of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees, the allocation of certain transfer agency costs and voting rights on matters affecting a single class. Income expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

18

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

As of April 30, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 191,614 Class A and 24,000 Class C and Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

20

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	2,388,741	1,533,692	—	3,922,433
Other Financial
Instruments†	—	14,217	—	14,217
Liabilities ($)
Other Financial
Instruments†	—	(54,021)	—	(54,021)

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash

22

management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $550,003 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was as follows: ordinary income $138,996.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing. During the period ended April 30, 2009, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus and the Trust, theTrust has agreed to pay Dreyfus a management fee computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until March 1, 2010, to waive receipt of its fees and/or assume certain expenses of the fund so that the fund’s annual operating expenses (excluding Rule

24

12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $50,969 during the period ended April 30, 2009.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .41% of the value of the fund’s average daily net assets, payable monthly.

(b) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable by certain other series of theTrust to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees.

During the period ended April 30, 2009, the Distributor retained $2 from commissions earned on sales of the fund’s Class A shares.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares and .25% of the value of the average daily net assets of ClassT shares. During the period ended April 30, 2009, Class C and Class T shares were charged $2,919 and $127, respectively, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A, Class C and Class T shares were charged $3,449, $973 and $127, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $872 pursuant to the transfer agency agreement.

26

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $179 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $12,228 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $2,394 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $16,113, Rule 12b-1 distribution plan fees $458, shareholder services plan fees $757, custodian fees $9,029, chief compliance officer fees $2,793 and transfer agency per account fees $320.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2009, amounted to $1,656,166 and $1,279,289, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at April 30, 2009:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
expiring 8/14/09	180,000	118,332	129,958	11,626
Japanese Yen,
expiring 8/14/09	10,495,674	114,633	106,608	(8,025)
Japanese Yen,
expiring 8/14/09	10,612,466	115,089	107,794	(7,295)
Singapore Dollar,
expiring 8/14/09	176,000	117,745	118,874	1,129
Sales:		Proceeds ($)
Australian Dollar,
expiring 5/5/09	60,842	44,533	44,217	316
Australian Dollar,
expiring 8/14/09	180,000	114,633	129,958	(15,325)
British Pound,
expiring 8/14/09	135,000	192,111	199,726	(7,615)
Euro,
expiring 8/14/09	183,000	230,320	242,025	(11,705)
Japanese Yen,
expiring 8/14/09	11,537,064	118,332	117,186	1,146
Japanese Yen,
expiring 8/14/09	11,618,534	117,745	118,013	(268)
Singapore Dollar,
expiring 5/5/09	1,050	707	709	(2)
Singapore Dollar,
expiring 8/14/09	176,000	115,089	118,875	(3,786)
Total				(39,804)

28

At April 30, 2009, accumulated net unrealized depreciation on investments was $1,282,328, consisting of $55,673 gross unrealized appreciation and $1,338,001 gross unrealized depreciation.

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9 and 10, 2009, the Board considered the approval of the fund’s Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Newton Capital Management Limited (“Newton”), an affiliate of the Manager, with respect to the fund, pursuant to which Newton provides day-to-day management of the fund’s investments subject to the Manager’s oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Newton.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement and by Newton pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Newton’s research and portfolio management capabilities.The Board members also considered that the

30

Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Newton.The Board also considered Newton’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s and Newton’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load and no-load global funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional global multi-cap value funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance for the one-year period ended December 31, 2008 was below the Performance Group median and above the Performance Universe median.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager noted that the Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2010, so that the annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.25% of the fund’s average daily net assets. The Board members noted that the fund’s contractual management fee was below the Expense Group median and that, because of the waiver, the fund did not pay a management fee for the fiscal year ended October 31, 2008. The Board members noted that the fund’s actual management fee (which was zero) was below the Expense Group and Expense Universe medians and the fund’s expense ratio, taking into account the waiver, was below the Expense Group median and above the Expense Universe median.

Representatives of the Manager noted that there were no other funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund. Representatives of the Manager reviewed with the Board members the fees paid to Newton or its affiliates by other accounts managed by the Manager, Newton or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Maanger’s and Newton’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager or Newton and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Board considered the fee to Newton in relation to the fee paid to the Manager and the respective services provided by Newton and the Manager. The Board also noted that Newton’s fee is paid by the Manager and not the fund.

32

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm, which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager or Newton from acting as investment adviser and sub-investment adviser, respectively, and noted there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Newton pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Newton.’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager and Newton are adequate and appropriate.
  While the Board was somewhat concerned with the fund’s perfor- mance as compared to the Performance Group, the Board was gen- erally satisfied with the fund’s performance as compared to the Performance Universe.The Board determined to continue to mon- itor the fund’s performance.
  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager, and by the Manager to Newton, were reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

34

NOTES

For More Information

Dreyfus Global Equity Income Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Capital Management Limited
160 Queen Victoria Street
London, EC4V 4LA, England

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DEQAX	Class C: DEQCX	Class I: DQEIX

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

6175SA0409

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
20	Statement of Financial Futures
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
28	Notes to Financial Statements
45	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus International Bond Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Bond Fund, covering the six-month period from November 1, 2008, through April 30, 2009.

Domestic and international fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S. Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries. These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Thomas F. Fahey, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus International Bond Fund’s Class A shares produced a total return of 8.46%, Class C shares returned 8.06% and Class I shares returned 8.63%.1 In comparison, the fund’s benchmark, the Barclay’s Capital Global Aggregate Bond Index (the “Index”) produced a total return of 5.78% for the same period.2 The fund’s previous benchmark, the J.P. Morgan Global Government Bond Index, Excluding U.S. (Unhedged), returned 5.86% for the reporting period.3 International bond markets encountered heightened volatility in the wake of a global financial crisis and recession. Severe declines in higher-yielding bond market sectors over the first four months of the reporting period were largely offset by a rally during the reporting period’s final two months. The fund produced higher returns than its benchmark, mainly due to our interest-rate and security selection strategies.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in fixed-income securities, and at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets. Generally, the fund seeks to maintain investment-grade average credit quality.

We focus on identifying undervalued government bond markets, currencies, sectors and securities.We look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. We use fundamental economic research and quantitative analysis to allocate assets among countries and currencies.We then focus on sectors and individual securities that appear to be relatively undervalued.

Late Rally Offset an Earlier Slump in Global Bond Markets

Prices of higher-yielding bonds throughout the world fell sharply over the first four months of the reporting period amid an escalating financial

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

crisis. In contrast, sovereign bonds in developed markets gained value as risk-averse investors engaged in a “flight to quality” to traditional safe havens.The markets’ credit-related struggles were intensified by a deepening global recession as unemployment rates climbed, housing markets struggled and consumer confidence plunged worldwide.

These adverse developments were addressed aggressively in both developed and emerging markets. Central banks reduced interest rates and injected liquidity into their banking systems, and government officials rescued a number of troubled corporations and enacted fiscal stimulus packages.These remedial efforts supported a robust rally among higher-yielding bonds over the reporting period’s second half, while sovereign bonds from developed markets gave up some of their previous gains.

Interest Rate Positioning Helped to Support Returns

Before the start of the reporting period, we had set the fund’s average duration in a position we considered longer than industry averages.This strategy helped the fund participate more fully in the benefits of falling interest rates, particularly in the United Kingdom, Europe and parts of the Pacific Rim. In addition, emphasis on the U.S. dollar at various times during the reporting period positioned the fund to benefit from the flight to quality among investors.

The fund’s relatively light exposure to corporate bonds early in the reporting period sheltered it from weakness in the sector. We later added to these positions when valuations became more compelling, thereby increasing the fund’s participation in the later market rally. Nonetheless, we maintained a cautious sector allocation strategy, focusing on traditionally defensive industry groups in developed markets.

Finding Value in Advance of an Economic Recovery

The sustained market rally late in the reporting period suggests to us that the investment environment over the foreseeable future will be different from the one we recently experienced. For example, we expect the U.S. dollar to begin to weaken relative to other currencies, particularly those of the emerging markets, as investors grow more risk-tolerant and exit traditional safe havens. In addition, while the global economy will stabilize eventually as the effects of monetary and fiscal stimulus take hold, we believe that the recession is likely to persist for some time, followed by a relatively gradual recovery that seems unlikely to produce a material acceleration of inflation over the near term. Therefore, we have repositioned the fund for an eventual and modest recovery.We have reduced the fund’s exposure to sovereign bonds from developed markets, and we have shifted our focus in developed markets primarily to Europe and the United Kingdom.We have virtually eliminated the fund’s positions in U.S. mortgage-backed securities in favor of U.S. investment-grade corporate bonds from what we believe to be financially strong companies. We may begin to increase the fund’s holdings of lower-rated corporate bonds from more economically sensitive businesses if underlying fundamentals improve later this year, as we expect them to. In our view, these strategies should position the fund to participate more fully in potential rallies as the current global recession and financial crisis abate.

May 15, 2009

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by
The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets.
3	SOURCE: Bloomberg L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The J.P. Morgan Global Government Bond Index, Excluding U.S. (Unhedged)
is a widely used benchmark for measuring performance and quantifying risk across international fixed-income bond markets.The Index measures the total, principal, and interest returns in each market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Bond Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2009
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.69	$ 9.54	$ 4.40
Ending value (after expenses)	$1,084.60	$1,080.60	$1,086.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2009
	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.51	$ 9.25	$ 4.26
Ending value (after expenses)	$1,019.34	$1,015.62	$1,020.58

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85% Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2009 (Unaudited)

		Coupon	Maturity	Principal
Bonds and Notes—98.5%		Rate (%)	Date	Amount ($)		Value ($)
Australia—.8%
BHP Billiton Finance USA,
Gtd. Notes		5.50	4/1/14	275,000		289,849
Saint George Bank,
Sr. Unscd. Notes	EUR	6.50	6/24/13	150,000	[a]	206,683
						496,532
Belgium—.8%
Belgium Kingdom,
Bonds, Ser. 41	EUR	4.25	9/28/13	200,000	[a]	281,215
Belgium Kingdom,
Bonds, Ser. 40	EUR	5.50	9/28/17	95,000	[a]	142,152
Belgium Kingdom,
Bonds, Ser. 44	EUR	5.00	3/28/35	30,000	[a]	42,922
						466,289
Brazil—4.3%
Federal Republic of Brazil,
Sr. Unscd. Bonds	BRL	10.25	1/10/28	1,900,000	[a]	782,281
Federal Republic of Brazil,
Unsub. Bonds	BRL	12.50	1/5/16	3,675,000	[a,b]	1,729,254
						2,511,535
Canada—2.3%
Barrick Gold,
Sr. Unscd. Notes		6.95	4/1/19	210,000		222,484
Canadian National Railway,
Notes		5.55	3/1/19	280,000		285,305
Encana,
Sr. Unscd. Notes		6.50	5/15/19	60,000		61,693
Potash-Saskatchewan,
Sr. Unscd. Notes		5.25	5/15/14	130,000		133,366
Province of Ontario Canada,
Notes	CAD	4.50	12/2/12	460,000	[a]	417,678
Trans-Canada Pipelines,
Sr. Unscd. Notes		7.63	1/15/39	185,000		203,145
						1,323,671
Colombia—.3%
Republic of Colombia,
Sr. Notes		7.38	3/18/19	180,000		190,098
Denmark—.4%
NYKREDIT,
Sub. Notes	EUR	4.90	9/29/49	320,000	[a,c]	243,451

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
France—3.6%
BNP Paribas,
Sr. Unscd. Notes	EUR	3.25	3/27/12	125,000	[a]	165,476
Danone Finance,
Gtd. Notes	EUR	6.38	2/4/14	150,000	[a]	219,439
GDF Suez,
Sr. Unscd. Notes	EUR	6.25	1/24/14	85,000	[a]	123,619
Government of France,
Bonds	EUR	4.25	10/25/18	630,000	[a]	878,943
Government of France,
Bonds	EUR	4.75	4/25/35	140,000	[a]	201,655
Societe Generale,
Sr. Unscd. Notes	EUR	5.25	3/28/13	100,000	[a]	139,409
Societe Generale,
Sub. Notes	EUR	6.13	8/20/18	150,000	[a]	206,069
Veolia Environnment,
Sr. Unsub. Notes	EUR	6.13	11/25/33	160,000	[a]	182,179
						2,116,789
Germany—7.9%
Bundesrepublik Deutschland,
Bonds, Ser. 05	EUR	3.50	1/4/16	350,000	[a]	482,469
Bundesrepublik Deutschland,
Bonds, Ser. 05	EUR	4.00	1/4/37	630,000	[a]	835,780
Bundesrepublik Deutschland,
Bonds, Ser. 03	EUR	4.75	7/4/34	1,175,000	[a]	1,705,965
Bundesrepulbik Deutschland,
Bonds, Ser. 07	EUR	4.25	7/4/17	395,000	[a]	566,769
Deutsche Bank,
Sr. Unscd. Notes	EUR	5.13	8/31/17	150,000	[a]	202,228
KFW,
Gov’t Gtd. Bonds		3.50	3/10/14	165,000		169,699
KFW,
Gov’t Gtd. Notes	JPY	2.05	2/16/26	3,000,000	[a]	28,682
KFW,
Gov’t Gtd. Notes	NZD	6.50	11/15/11	1,130,000	[a]	670,829
						4,662,421
Greece—1.0%
Hellenic Republic,
Sr. Unscd. Bonds	EUR	4.30	7/20/17	455,000	[a]	573,632

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Hong Kong—.2%
Hutchison Whampoa
International,
Gtd. Notes		7.63	4/9/19	100,000	[d]	98,635
Hungary—.6%
Hungary Government,
Bonds, Ser. 19/A	HUF	6.50	6/24/19	92,000,000	[a]	322,306
Ireland—1.0%
Irish Government,
Sr. Unsub. Bonds	EUR	4.50	10/18/18	455,000	[a]	574,702
Italy—6.6%
Atlantia,
Gtd. Notes	EUR	2.21	6/9/11	100,000	[a,c]	128,074
Buoni Poliennali del Tesoro,
Bonds	EUR	4.25	8/1/14	570,000	[a]	792,583
Buoni Poliennali del Tesoro,
Bonds	EUR	4.50	2/1/18	1,245,000	[a]	1,718,136
Buoni Poliennali del Tesoro,
Bonds	EUR	4.50	8/1/18	530,000	[a]	723,325
Enel-Societa Per Azioni,
Notes	EUR	5.63	6/21/27	150,000	[a]	183,360
Telecom Italia,
Sr. Unscd. Notes	EUR	5.25	3/17/55	400,000	[a]	343,031
						3,888,509
Japan—13.9%
Development Bank of Japan,
Gov’t Gtd. Notes	JPY	1.05	6/20/23	34,000,000	[a]	298,276
Development Bank of Japan,
Gov’t. Gtd. Bonds	JPY	1.40	6/20/12	8,000,000	[a]	82,238
Development Bank of Japan,
Gov’t. Gtd. Bonds	JPY	1.70	9/20/22	24,000,000	[a]	233,533
Japan Finance for
Municipal Enterprises,
Gov’t Gtd. Notes	JPY	1.35	11/26/13	11,000,000	[a]	113,388
Japan Finance for
Municipal Enterprises,
Gov’t. Gtd. Bonds	JPY	1.55	2/21/12	6,000,000	[a]	62,171
Japan Government,
Bonds, Ser. 275	JPY	1.40	12/20/15	78,000,000	[a]	810,003

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Japan (continued)
Japan Government,
Bonds, Ser. 288	JPY	1.70	9/20/17 221,500,000		[a]	2,327,369
Japan Government,
Bonds, Ser. 11	JPY	1.70	6/20/33 209,600,000		[a]	1,940,358
Japan Government,
Bonds, Ser. 64	JPY	1.90	9/20/23	39,500,000	[a]	406,802
Japan Government,
Bonds, Ser. 8	JPY	1.00	6/10/16 210,000,000		[a]	1,878,270
						8,152,408
Luxembourg—.2%
Telecom Italia Capital,
Gtd. Notes		7.00	6/4/18	155,000		146,065
Mexico—4.4%
Mexican Bonos,
Bonds, Ser. M10	MXN	7.75	12/14/17	35,160,000	[a]	2,573,459
Netherlands—3.4%
E.ON International Finance,
Gtd. Notes	EUR	4.88	1/28/14	130,000	[a]	178,894
E.ON International Finance,
Gtd. Notes	EUR	5.50	10/2/17	20,000	[a]	27,651
ING Bank,
Sub. Notes	EUR	5.50	1/4/12	145,000	[a]	190,527
Netherlands Government,
Bonds	EUR	4.50	7/15/17	800,000	[a]	1,136,043
Netherlands Government,
Bonds	EUR	4.00	1/15/37	185,000	[a]	242,568
Repsol International Finance,
Gtd. Notes	EUR	4.63	10/8/14	15,000	[a]	19,718
Shell International Finance,
Gtd. Notes		6.38	12/15/38	170,000		181,550
						1,976,951
New Zealand—2.7%
New Zealand Government,
Bonds, Ser. 413	NZD	6.50	4/15/13	2,600,000	[a]	1,590,208
Norway—.4%
DNB Nor Bank,
Sub. Notes	EUR	2.05	5/30/17	50,000	[a,c]	46,675
Statoilhydro ASA,
Notes		5.25	4/15/19	185,000		189,619
						236,294

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Peru—.4%
Republic of Peru,
Sr. Unscd. Notes		7.13	3/30/19	190,000		205,219
Poland—.9%
Poland Government,
Bonds, Ser. 0413	PLN	5.25	4/25/13	1,850,000	[a]	544,144
Qatar—.7%
State of Qatar,
Sr. Notes		5.15	4/9/14	190,000	[d]	195,225
State of Qatar,
Sr. Notes		6.55	4/9/19	190,000	[d]	197,125
						392,350
Russia—1.0%
Russian Federation,
Sr. Unscd. Bonds		7.50	3/31/30	576,000	[c]	566,484
South Korea—1.0%
Export-Import Bank of Korea,
Sr. Unscd. Notes	EUR	5.75	5/22/13	100,000	[a]	124,840
Republic of Korea,
Sr. Unscd. Notes		7.13	4/16/19	475,000		486,899
						611,739
Spain—.6%
Santander International,
Bank Gtd. Notes	EUR	5.63	2/14/12	100,000	[a]	138,053
Telefonica Emisiones,
Gtd. Notes		1.59	6/19/09	90,000	[c]	89,964
Telefonica Emisiones,
Gtd. Notes	EUR	5.50	4/1/16	100,000	[a]	135,768
						363,785
Supranational—3.2%
Credit Suisse Capital,
Bank Gtd. Notes	EUR	6.91	11/29/49	255,000	[a,c]	242,921
Credit Suisse Capital,
Bank Gtd. Notes	EUR	7.97	12/29/49	160,000	[a,c]	148,314
European Investment Bank,
Sr. Unscd. Bonds	JPY	1.40	6/20/17	38,600,000	[a]	386,682
European Investment Bank,
Sr. Unscd. Notes	NZD	7.00	1/18/12	1,200,000	[a]	722,335
HSBC Capital Funding,
Gtd. Bonds	EUR	5.37	12/24/49	475,000	[a,c]	367,657
						1,867,909

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Sweden—.4%
Svenska Handelsbanken,
Sub. Notes	EUR	4.19	12/29/49	215,000	[a,c]	165,030
Swedish Government,
Bonds, Ser. 1050	SEK	3.00	7/12/16	550,000	[a]	68,805
						233,835
Switzerland—.7%
Credit Suisse London,
Sr. Unscd. Notes	EUR	6.13	5/16/14	125,000	[a]	173,850
Credit Suisse New York,
Sr. Notes		5.50	5/1/14	215,000		215,784
						389,634
Ukraine—.3%
Ukraine Government,
Sr. Unscd. Notes		6.75	11/14/17	325,000		199,875
United Kingdom—9.1%
Barclays Bank,
Sub. Notes	EUR	6.00	1/23/18	145,000	[a]	161,332
BAT Internaltional Finance,
Gtd. Notes	EUR	5.38	6/29/17	130,000	[a]	168,529
BP Capital Markets,
Gtd. Notes		5.25	11/7/13	245,000		264,418
Diageo Capital,
Gtd. Notes		7.38	1/15/14	165,000		184,016
HSBC Holdings,
Sub. Notes	EUR	6.25	3/19/18	100,000	[a]	135,549
National Grid,
Sr. Unscd. Notes		6.30	8/1/16	10,000		9,662
National Grid,
Sr. Unscd. Notes	EUR	5.00	7/2/18	140,000	[a]	170,826
Reed Elsevier Investment,
Gtd. Notes	GBP	7.00	12/11/17	150,000	[a]	220,698
SABMiller,
Gtd. Notes		1.51	7/1/09	10,000	[c,d]	9,994
United Kingdom Gilt,
Bonds	GBP	4.25	3/7/36	680,000	[a]	981,083
United Kingdom Gilt,
Bonds	GBP	5.00	9/7/14	845,000	[a]	1,414,272
United Kingdom Gilt,
Bonds	GBP	4.25	6/7/32	230,000	[a]	337,475

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United Kingdom (continued)
United Kingdom Gilt,
Bonds	GBP	4.50	3/7/19	615,000	[a]	984,392
United Kingdom Gilt,
Bonds	GBP	8.00	9/27/13	155,000	[a]	282,037
						5,324,283
United States—25.4%
Abbott Laboratories,
Sr. Unscd. Notes		5.13	4/1/19	80,000		82,053
Abbott Laboratories,
Sr. Unscd. Notes		6.00	4/1/39	55,000		55,411
Anheuser-Busch
InBev Worldwide,
Gtd. Notes		8.20	1/15/39	260,000	[d]	261,248
Appalachian Power,
Sr. Unscd. Notes		7.00	4/1/38	95,000		85,055
AT&T,
Sr. Unscd. Notes		5.80	2/15/19	270,000		275,035
AT&T,
Sr. Unscd. Notes		6.40	5/15/38	110,000		103,439
AT&T,
Sr. Unscd. Notes		6.70	11/15/13	100,000		111,009
AT&T,
Sr. Unscd. Notes	EUR	6.13	4/2/15	50,000	[a]	70,119
Baker Hughes,
Sr. Unscd. Notes		7.50	11/15/18	165,000		186,016
Bank of America,
Sr. Unscd. Notes		4.90	5/1/13	275,000		250,950
Bank of America,
Sub. Notes	EUR	4.00	3/28/18	250,000	[a,c]	189,925
Baxter International,
Sr. Unscd. Notes		4.00	3/1/14	165,000		171,110
Boeing,
Sr. Unscd. Notes		5.00	3/15/14	185,000		195,054
Burlington North Santa Fe,
Sr. Unscd. Notes		7.00	2/1/14	175,000		189,090
CC Holdings GS V,
Sr. Scd. Notes		7.75	5/1/17	145,000	[d]	147,175
Chesapeake Energy,
Gtd. Notes		7.50	9/15/13	120,000		114,600

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Cisco Systems,
Sr. Unscd. Notes		4.95	2/15/19	200,000		203,949
Citigroup,
Sr. Unscd. Notes		6.13	5/15/18	315,000		265,167
Coca-Cola Enterprises,
Sr. Unscd. Notes		7.38	3/3/14	235,000		268,768
ConocoPhillips,
Gtd. Notes		5.75	2/1/19	200,000		204,545
Consumers Energy,
First Mortgage Bonds		6.70	9/15/19	140,000		148,032
Coventry Health Care,
Sr. Unscd. Notes		5.95	3/15/17	15,000		9,616
Delhaize Group,
Sr. Unscd. Notes		6.50	6/15/17	10,000		9,817
E.I. Du Pont de Nemours,
Sr. Unscd. Notes		5.88	1/15/14	255,000		272,047
Echostar DBS,
Gtd. Notes		7.13	2/1/16	125,000		117,500
Eli Lilly & Co.,
Sr. Unscd. Notes		4.20	3/6/14	185,000		192,266
Energy Transfer Partners,
Sr. Unscd. Notes		8.50	4/15/14	225,000		243,104
Entergy Gulf State
Louisiana, First
Mortgage Bonds		6.00	5/1/18	120,000		110,553
Fresenius US Finance II,
Gtd. Notes		9.00	7/15/15	105,000	[d]	111,825
General Electric Capital,
Sr. Unscd. Notes		5.88	1/14/38	350,000		242,233
General Electric Capital,
Sr. Unscd. Notes	JPY	2.00	2/22/17	7,000,000	[a]	50,923
Georgia Power,
Sr. Unscd. Notes		6.00	11/1/13	155,000		168,511
GMAC Commercial
Mortgage Securities,
Ser. 2003-C3, Cl. A2		4.22	4/10/40	60,784		60,080
GMAC Commercial
Mortgage Securities,
Ser. 2002-C2, Cl. A2		5.39	10/15/38	116,456		115,854

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Goldman Sachs Group,
Sr. Notes		6.00	5/1/14	155,000		154,568
Goldman Sachs Group,
Sr. Unscd. Notes		7.50	2/15/19	275,000		282,671
Goldman Sachs Mortgage
Securities Corporation II,
Ser. 2007-EOP, Cl. L		1.79	3/6/20	25,000	[c,d]	14,125
Government National
Mortgage Association,
Ser. 2004-23, Cl. B		2.95	3/16/19	12,625		12,651
Government National
Mortgage Association,
Ser. 2006-68, Cl. A		3.89	7/16/26	22,502		22,897
Government National
Mortgage Association,
Ser. 2006-67, Cl. A		3.95	11/16/30	49,204		50,169
Government National
Mortgage Association,
Ser. 2005-76, Cl. A		3.96	5/16/30	32,271		32,939
Government National
Mortgage Association,
Ser. 2005-79, Cl. A		4.00	10/16/33	23,863		24,246
Government National
Mortgage Association,
Ser. 2007-34, Cl. A		4.27	11/16/26	23,595		24,052
Halliburton,
Sr. Unscd. Notes		6.15	9/15/19	110,000		116,966
Hewlett-Packard,
Sr. Unscd. Notes		4.75	6/2/14	165,000		172,645
Honeywell International,
Sr. Unscd. Notes		5.00	2/15/19	170,000		172,684
HSBC Finance,
Sr. Unscd. Notes		1.46	7/19/12	275,000	[c]	210,030
IBM,
Sr. Unscd. Notes		8.00	10/15/38	100,000		123,977
IBM,
Notes	EUR	6.63	1/30/14	400,000	[a]	585,788
Ipalco Enterprises,
Sr. Scd. Notes		7.25	4/1/16	40,000	[d]	37,800

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
JPMorgan Chase & Co.,
Sr. Unscd. Notes		6.30	4/23/19	510,000		502,777
JPMorgan Chase & Co.,
Sr. Unscd. Notes		4.75	5/1/13	275,000		273,471
JPMorgan Chase & Co.,
Sr. Unscd. Notes	EUR	5.25	5/8/13	200,000	[a]	265,311
Kentucky Power,
Sr. Unscd. Notes		6.00	9/15/17	30,000	[d]	28,124
KFW,
Gov’t Gtd. Bonds	JPY	1.75	3/23/10	21,000,000	[a]	215,303
Lamar Media,
Gtd. Notes		6.63	8/15/15	67,000	[b]	52,930
Marathon Oil,
Sr. Unscd. Notes		7.50	2/15/19	130,000		136,451
Merrill Lynch Mortgage Trust,
Ser. 2005-CIP1, Cl. A2		4.96	7/12/38	135,000		128,155
Metropolitan Life Global Funding I,
Sr. Scd. Notes		5.13	4/10/13	100,000	[d]	95,676
Morgan Stanley Capital I,
Ser. 2006-IQ12, Cl. A1		5.26	12/15/43	16,478		16,251
Mosaic,
Sr. Unscd. Notes		7.38	12/1/14	165,000	[d]	163,947
News America,
Gtd. Notes		6.90	3/1/19	200,000	[b,d]	188,542
NiSource Finance,
Gtd. Notes		1.82	11/23/09	10,000	[c]	9,817
Norfolk Southern,
Sr. Unscd. Notes		5.75	1/15/16	170,000	[d]	167,702
Norfolk Southern,
Sr. Unscd. Notes		5.75	4/1/18	30,000		29,596
Novartis Capital,
Gtd. Notes		4.13	2/10/14	155,000		160,824
Occidental Petroleum,
Sr. Unscd. Notes		7.00	11/1/13	145,000		163,889
Pacific Gas & Electric,
Sr. Unscd. Notes		8.25	10/15/18	110,000		131,607
Peabody Energy,
Gtd. Notes, Ser. B		6.88	3/15/13	110,000		108,350

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Pepsico,
Sr. Unscd. Notes	7.90	11/1/18	145,000		175,301
PFIZER,
Sr. Unscd. Notes	5.35	3/15/15	275,000		295,993
Philip Morris International,
Sr. Unscd Notes	5.65	5/16/18	135,000		136,855
Philip Morris International,
Sr. Unscd. Notes	6.88	3/17/14	165,000		181,077
Plains All American Pipeline,
Gtd. Notes	8.75	5/1/19	80,000		82,157
Potomac Electric Power,
Sr. Scd. Bonds	6.50	11/15/37	90,000		87,420
PSEG Power,
Gtd. Notes	7.75	4/15/11	15,000		15,897
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	170,000		162,365
Reed Elsevier Capital,
Gtd. Notes	8.63	1/15/19	135,000		141,564
Residential Asset
Mortgage Products,
Ser. 2006-RS4, Cl. A2	0.55	7/25/36	99,509	[c]	89,166
Southern California Edison,
First Mortgage Bonds	6.05	3/15/39	130,000		132,215
Sovereign Bancorp,
Sr. Unscd. Notes	1.46	3/23/10	10,000	[c]	9,300
Sprint Capital,
Gtd. Notes	6.88	11/15/28	65,000		44,200
Staples,
Sr. Unscd. Notes	9.75	1/15/14	85,000		93,365
State of California Build
America Taxable Various
Purpose, Bonds	7.55	4/1/39	600,000		628,338
Terex,
Gtd. Notes	7.38	1/15/14	120,000		106,800
Time Warner Cable,
Gtd. Notes	8.75	2/14/19	165,000		185,802
Time Warner,
Gtd. Notes	1.46	11/13/09	10,000	[c]	9,934

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
United States (continued)
Unilever Capital,
Gtd. Notes	3.65	2/15/14	185,000	[b]	188,112
Union Pacific,
Sr. Unscd. Notes	7.88	1/15/19	160,000		176,891
United Parcel Service,
Sr. Unscd. Notes	3.88	4/1/14	135,000		139,319
Verizon Communications,
Sr. Unscd. Notes	6.10	4/15/18	20,000		20,485
Verizon Communications,
Sr. Unscd. Notes	7.35	4/1/39	150,000		156,006
Verizon Communications,
Sr. Unscd. Notes	8.75	11/1/18	115,000		137,637
Verizon Communications,
Bonds	6.90	4/15/38	30,000		29,713
Verizon Wireless Capital,
Sr. Unscd. Notes	5.55	2/1/14	110,000	[d]	115,513
Verizon Wireless Capital,
Sr. Unscd. Notes	8.50	11/15/18	200,000	[d]	239,928
Virginia Electric & Power,
Sr. Unscd. Notes	8.88	11/15/38	190,000		246,556
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2005-C16, Cl. A2	4.38	10/15/41	137,151		134,693
Wachovia,
Sr. Unscd. Notes	4.38	6/1/10	115,000		116,114
Walgreen,
Sr. Unscd. Notes	5.25	1/15/19	140,000		139,515
Waste Management,
Gtd. Notes	7.38	3/11/19	65,000		66,031
Wells Fargo & Co.,
Sr. Unscd. Notes	4.38	1/31/13	275,000		264,923
					14,908,195
Total Bonds and Notes
(cost $58,485,326)					57,751,407

Short-Term Investments—1.4%
U.S. Treasury Bills;
0.15%, 5/7/09
(cost $814,980)			815,000 [e]		814,997

Other Investment—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $930,000)	930,000 [f]	930,000

Investment of Cash Collateral
for Securities Loaned—1.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $687,250)	687,250 [f]	687,250
Total Investments (cost $60,917,556)	102.7%	60,183,654
Liabilities, Less Cash and Receivables	(2.7%)	(1,590,091)
Net Assets	100.0%	58,593,563

a	Principal amount stated in U.S. Dollars unless otherwise noted. BRL—Brazilian Real CAD—Canadian Dollar EUR—Euro GBP—British Pound HUF—Hungary Forint JPY—JapaneseYen MXN—Mexican New Peso NZD—New Zealand Dollar PLN— Polish Zloty SEK—Swedish Krona
b	All or a portion of these securities are on loan.At April 30, 2009, the total market value of the fund’s securities on loan is $662,034 and the total market value of the collateral held by the fund is $687,250.
c	Variable rate security—interest rate subject to periodic change.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2009, these securities amounted to $2,072,584 or 3.5% of net assets.
e	All or partially held by a broker as collateral for open financial futures positions.
f	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Foreign/Governmental	52.8	U.S. Government Agencies/
Corporate Bonds	44.4	Mortgage-Backed	1.3
Short-Term/
Money Market Investments	4.2		102.7

† Based on net assets.
See notes to financial statements.

The Fund 19

STATEMENT OF FINANCIAL FUTURES
April 30, 2009 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2009 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	44	(5,154,187)	June 2009	45,005
U.S. Treasury 10 Year Notes	59	(7,135,313)	June 2009	82,022
U.S. Treasury Bonds	22	(2,696,375)	June 2009	74,008
Financial Futures Long
Euro-Bobl	31	4,757,052	June 2009	(19,579)
Euro Bund 10 Year	11	1,783,316	June 2009	(18,056)
10 Year Long Gilt	10	1,784,103	June 2009	(12,987)
				150,413

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $662,034)—Note 1(c):
Unaffiliated issuers		59,300,306	58,566,404
Affiliated issuers		1,617,250	1,617,250
Cash			68,293
Cash denominated in foreign currencies		36,528	37,874
Receivable for investment securities sold			3,095,182
Dividends and interest receivable			941,436
Unrealized appreciation on forward currency exchange contracts—Note 4			604,846
Unrealized appreciation on swap contracts—Note 4			569,527
Receivable for shares of Beneficial Interest subscribed			416,911
Prepaid expenses			14,045
			65,931,768
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			66,206
Payable for investment securities purchased			5,701,894
Swaps premium received—Note 4			696,781
Liability for securities on loan—Note 1(c)			687,250
Payable for shares of Beneficial Interest redeemed			60,617
Unrealized depreciation on swap contracts—Note 4			36,609
Unrealized depreciation on forward currency exchange contracts—Note 4			27,914
Payable for futures variation margin—Note 4			8,632
Interest payable—Note 2			16
Accrued expenses			52,286
			7,338,205
Net Assets ($)			58,593,563
Composition of Net Assets ($):
Paid-in capital			60,207,426
Accumulated distributions in excess of Investment income—net			(1,334,796)
Accumulated net realized gain (loss) on investments			(802,995)
Accumulated net unrealized appreciation (depreciation) on investments, swap transactions and foreign currency transactions (including
$150,413 net unrealized appreciation on financial futures)			523,928
Net Assets ($)			58,593,563

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	40,933,180	12,389,448	5,270,935
Shares Outstanding	2,993,672	915,521	384,564
Net Asset Value Per Share ($)	13.67	13.53	13.71

See notes to financial statements.
		The Fund	21

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Interest	1,228,721
Dividends;
Affiliated issuers	1,818
Income from securities lending	1,748
Total Income	1,232,287
Expenses:
Management fee—Note 3(a)	159,810
Shareholder servicing costs—Note 3(d)	91,203
Distribution fees—Note 3(c)	37,175
Custodian fees—Note 3(d)	35,050
Registration fees	27,302
Auditing fees	16,587
Trustees’ fees and expenses—Note 3(b)	6,036
Prospectus and shareholders’ reports	5,573
Legal fees	1,568
Loan commitment fees—Note 2	604
Interest expense—Note 2	16
Miscellaneous	30,900
Total Expenses	411,824
Less—reduction in management fee due to undertaking—Note 3(a)	(85,724)
Less—reduction in fees due to earnings credits—Note 1(c)	(1,679)
Net Expenses	324,421
Investment Income—Net	907,866
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,316,019)
Net realized gain (loss) on financial futures	(87,958)
Net realized gain (loss) on swap transactions	52,426
Net realized gain (loss) on forward currency exchange contracts	1,671,354
Net Realized Gain (Loss)	319,803
Net unrealized appreciation (depreciation) on investments,
swap transactions and foreign currency transactions [including
($123,476) net unrealized depreciation on financial futures]	2,802,106
Net Realized and Unrealized Gain (Loss) on Investments	3,121,909
Net Increase in Net Assets Resulting from Operations	4,029,775

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations ($):
Investment income—net	907,866	1,017,863
Net realized gain (loss) on investments	319,803	(1,397,908)
Net unrealized appreciation
(depreciation) on investments	2,802,106	(2,671,723)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,029,775	(3,051,768)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,778,139)	(421,632)
Class C Shares	(374,012)	(108,517)
Class I Shares	(205,867)	(60,566)
Net realized gain on investments:
Class A Shares	—	(121,883)
Class C Shares	—	(82,940)
Class I Shares	—	(35,966)
Total Dividends	(2,358,018)	(831,504)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	16,462,257	53,804,947
Class C Shares	5,462,031	7,623,766
Class I Shares	1,003,487	3,049,252
Dividends reinvested:
Class A Shares	1,547,450	476,701
Class C Shares	228,750	143,509
Class I Shares	82,639	74,280
Cost of shares redeemed:
Class A Shares	(15,399,597)	(17,568,645)
Class C Shares	(1,063,456)	(2,460,625)
Class I Shares	(57,680)	(159,825)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	8,265,881	44,983,360
Total Increase (Decrease) in Net Assets	9,937,638	41,100,088
Net Assets ($):
Beginning of Period	48,655,925	7,555,837
End of Period	58,593,563	48,655,925
Undistributed (distributions in excess of)
investment income—net	(1,334,796)	115,356

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Capital Share Transactions:
Class A
Shares sold	1,222,438	3,798,067
Shares issued for dividends reinvested	111,694	34,394
Shares redeemed	(1,149,096)	(1,272,830)
Net Increase (Decrease) in Shares Outstanding	185,036	2,559,631
Class C
Shares sold	405,756	541,519
Shares issued for dividends reinvested	16,596	10,619
Shares redeemed	(80,201)	(178,301)
Net Increase (Decrease) in Shares Outstanding	342,151	373,837
Class I
Shares sold	74,418	213,425
Shares issued for dividends reinvested	5,954	5,478
Shares redeemed	(4,206)	(11,500)
Net Increase (Decrease) in Shares Outstanding	76,166	207,403

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2009	Year Ended October 31,
Class A Shares	(Unaudited)	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	13.20	13.77	13.05	12.50
Investment Operations:
Investment income—net[b]	.23	.45	.35	.24
Net realized and unrealized
gain (loss) on investments	.89	(.28)	.92	.45
Total from Investment Operations	1.12	.17	1.27	.69
Distributions:
Dividends from investment income—net	(.65)	(.39)	(.52)	(.14)
Dividends from net realized
gain on investments	—	(.35)	(.03)	—
Total Distributions	(.65)	(.74)	(.55)	(.14)
Net asset value, end of period	13.67	13.20	13.77	13.05
Total Return (%)[c]	8.46[d]	1.21	10.06	5.58[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.44[e]	1.47	3.33	4.98[e,f]
Ratio of net expenses to average net assets	1.10[e]	1.10	1.09	1.01[e]
Ratio of net investment income
to average net assets	3.52[e]	3.22	2.69	2.29[e]
Portfolio Turnover Rate	92.43[d,g] 168.59[g]		127.97[g]	105.86[d]
Net Assets, end of period ($ x 1,000)	40,933	37,076	3,429	2,294

a	From December 30, 2005 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratio net of earnings credits for Class A was 4.91%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2009,
October 31, 2008 and 2007, were 63.81%, 152.77% and 116.54%, respectively.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2009	Year Ended October 31,
Class C Shares	(Unaudited)	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	13.08	13.70	13.02	12.50
Investment Operations:
Investment income—net[b]	.18	.34	.25	.16
Net realized and unrealized
gain (loss) on investments	.88	(.28)	.92	.45
Total from Investment Operations	1.06	.06	1.17	.61
Distributions:
Dividends from investment income—net	(.61)	(.33)	(.46)	(.09)
Dividends from net realized
gain on investments	—	(.35)	(.03)	—
Total Distributions	(.61)	(.68)	(.49)	(.09)
Net asset value, end of period	13.53	13.08	13.70	13.02
Total Return (%)[c]	8.06[d]	.40	9.25	4.88[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.14[e]	2.28	4.09	5.72[e,f]
Ratio of net expenses to average net assets	1.85[e]	1.85	1.84	1.76[e]
Ratio of net investment income
to average net assets	2.80[e]	2.45	1.93	1.53[e]
Portfolio Turnover Rate	92.43[d,g] 168.59[g]		127.97[g]	105.86[d]
Net Assets, end of period ($ x 1,000)	12,389	7,500	2,734	2,211

a	From December 30, 2005 (commencement of operations) to october 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratio net earnings credits for Class C was 5.64%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2009,
October 31, 2008 and 2007, were 63.81%, 152.77% and 116.54%, respectively.
See notes to financial statements.

Six Months Ended
	April 30, 2009	Year Ended October 31,
Class I Shares	(Unaudited)	2008	2007[a]	2006[b]
Per Share Data ($):
Net asset value, beginning of period	13.23	13.79	13.06	12.50
Investment Operations:
Investment income—net[c]	.25	.48	.38	.27
Net realized and unrealized
gain (loss) on investments	.90	(.27)	.92	.45
Total from Investment Operations	1.15	.21	1.30	.72
Distributions:
Dividends from investment income—net	(.67)	(.42)	(.54)	(.16)
Dividends from net realized
gain on investments	—	(.35)	(.03)	—
Total Distributions	(.67)	(.77)	(.57)	(.16)
Net asset value, end of period	13.71	13.23	13.79	13.06
Total Return (%)	8.63[d]	1.47	10.30	5.80[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08[e]	1.22	3.09	4.74[e,f]
Ratio of net expenses to average net assets	.85[e]	.85	.84	.76[e]
Ratio of net investment income
to average net assets	3.79[e]	3.49	2.93	2.53[e]
Portfolio Turnover Rate	92.43[d,g] 168.59[g]		127.97[g]	105.86[d]
Net Assets, end of period ($ x 1,000)	5,271	4,080	1,393	1,158

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From December 30, 2005 (commencement of operations) to October 31, 2006.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.
f	The fund’s expense ratio net of earnings credits for Class I was 4.67%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2009,
Octobe 31, 2008 and 2007, were 63.81%, 152.77% and 116.54%, respectively.
See notes to financial statements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Bond Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund.The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees, the allocation of certain transfer agency costs and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 186,613 Class A, 183,750 Class C and 93,830 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations: expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	1,617,250	58,566,404	—	60,183,654
Other Financial
Instruments†	201,035	1,174,373	—	1,375,408
Liabilities ($)
Other Financial
Instruments†	(50,622)	(64,523)	—	(115,145)

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

The fund adopted FASB Staff Position No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45”(the“FSP”).The FSP amends FASB Statement No.133 (“FAS 133”),

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

“Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”.The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative,reasons for entering into the credit derivative,the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the Statement of Investments and disclosures within Note 4.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2009,The Bank of NewYork Mellon earned $941 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: It is the policy of the fund to declare and pay dividends from investment income-net, quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $605,205 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was as follows: ordinary income $718,671 and long-term capital gains $112,833.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended April 30, 2009, was approximately $2,210 with a related weighted average annualized interest rate of 1.48%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager and the Trust, the Trust has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until March 1, 2010, so the expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services plan fees, interest expense, commitment fees and extraordinary expenses, do not

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exceed an annual rate of .85% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $85,724 during the period ended April 30, 2009.

(b) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable by certain other series of theTrust to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended April 30, 2009, The Distributor retained $5,041 from commissions earned on sales of the fund’s Class A shares and $5,047 from CDSCs on redemptions of the fund’s Class C shares.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% their value of the average daily net assets. During the period ended April 30, 2009, Class C shares were charged $37,175 pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A and Class C shares were charged $48,554 and $12,391, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $7,448 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $1,679 pursuant to the cash management agreements.These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended April 30, 2009, the fund was charged $35,050 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $2,394 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $28,396, Rule 12b-1 distribution plan fees $7,421, shareholder services plan fees $10,772, custodian fees $14,689, chief compliance officer fees $2,793 and transfer agency per account fees $3,740, which are offset against an expense reimbursement currently in effect in the amount of $1,605.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts, financial futures transactions and swap transactions during the period ended April 30, 2009, amounted to $59,418,260 and $48,633,818, respectively, of which $15,024,413 in purchases and $15,061,239 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require the fund to “mark to market”

on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. Contracts open at April 30, 2009, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2009:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 5/29/2009	4,045,000	2,911,186	2,933,682	22,496
British Pound,
Expiring 5/29/2009	250,000	373,035	369,823	(3,212)
British Pound,
Expiring 5/29/2009	590,000	858,922	872,782	13,860

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Czech Republic Koruna,
Expiring 5/29/2009	3,820,000	183,477	188,733	5,256
Euro,
Expiring 5/04/2009	451,495	597,509	597,374	(135)
Euro,
Expiring 5/29/2009	1,360,000	1,775,412	1,799,235	23,823
Euro,
Expiring 5/29/2009	300,000	389,498	396,890	7,392
Euro,
Expiring 5/29/2009	280,000	363,532	370,431	6,899
Euro,
Expiring 5/29/2009	40,000	52,466	52,919	453
Hungary Forint,
Expiring 5/29/2009	42,590,000	183,855	194,081	10,226
Japanese Yen,
Expiring 5/29/2009	543,230,000	5,473,792	5,510,684	36,892
Japanese Yen,
Expiring 5/29/2009	163,960,000	1,652,823	1,663,258	10,435
Norwegian Krone,
Expiring 5/29/2009	11,600,000	1,727,862	1,764,653	36,791
Polish Zloty,
Expiring 5/29/2009	640,000	188,913	190,998	2,085
South Korean Won,
Expiring 5/29/2009	496,000,000	364,706	387,003	22,297
South Korean Won,
Expiring
5/29/2009	3,319,200,000	2,446,885	2,589,799	142,914
Swedish Krona,
Expiring 5/29/2009	26,260,000	3,108,833	3,264,335	155,502
Sales:		Proceeds ($)
Canadian Dollar,
Expiring 5/29/2009	510,000	420,601	427,431	(6,830)
Hungary Forint,
Expiring 5/29/2009	69,820,000	300,430	318,167	(17,737)
Mexican New Peso,
Expiring 5/29/2009	19,490,000	1,491,087	1,403,789	87,298
Mexican New Peso,
Expiring 5/29/2009	8,090,000	586,593	582,691	3,902
New Zealand Dollar,
Expiring 5/29/2009	5,605,000	3,181,230	3,164,905	16,325
Total				576,932

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward started interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay or receive a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving

The Fund 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on corporate and sovereign issues entered into by the fund at April 30, 2009. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities.

					Upfront
		(Pay)			Premiums
		Receive	Implied		Paid	Unrealized
Reference	Notional	Fixed	Credit	Market	(Received) Appreciation
Obligation	Amount ($)[2]	Rate (%)	Spread[3]	Value ($)	($)	($)

Sale Contracts:[1]
Dow Jones
CDX.NA-HY.12
Index
6/20/2014†	600,000[a]	5.00	1,133.79	0	(158,223)	33,683
Dow Jones
CDX.NA-HY.12
Index
6/20/2014†	2,250,000[a]	5.00	1,133.79	0	(538,559)	71,535
Total						105,218

† Expiration Date
Counterparty:

a	Barclays
1	If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as
Defaulted indicates a credit event has occurred for the referenced entity.

The fund may enter into interest rate swaps, which involve the exchange of commitments to pay and receive interest based on a notional principal amount. The following summarizes open interest rate swaps entered into by the fund at April 30, 2009:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity/Currency	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

1,340,000	GBP—6 Month
	Libor	JP Morgan	6.30	6/18/2011	193,470
14,200,000	JPY—6 Month
	Yenibor	JP Morgan	1.67	12/7/2017	5,794
33,000,000	JPY—6 Month
	Yenibor	JP Morgan	1.36	1/19/2012	5,806
205,000,000	JPY—6 Month
	Yenibor	JP Morgan	1.13	2/16/2019	(36,609)
27,000,000	JPY—6 Month
	Yenibor	JP Morgan	2.08	7/28/2016	19,217
370,000	NZD—3 Month
	Libor	Morgan Stanley	7.88	5/18/2010	16,440
120,000	NZD—3 Month
	Libor	JP Morgan	8.05	6/21/2012	9,695
1,625,000	NZD—6 Month
	Libor	Barclays	7.58	5/1/2013	136,621
850,000	NZD—6 Month
	Libor	JP Morgan	5.54	11/24/2013	30,045
3,430,000	NZD—6 Month
	Libor	Citibank	5.06	4/8/2014	47,221
Total					427,700

At April 30, 2009, accumulated net unrealized depreciation on investments was $733,902, consisting of $2,128,155 gross unrealized appreciation and $2,862,057 gross unrealized depreciation.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board ofTrustees held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices and the standards applied in seeking best execution.

The Fund 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load international income funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional international income funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance for the one-, two- and three-year periods ended December 31, 2008 was above the Performance Group and Performance Universe medians for each of those periods. The Board members also noted that the fund’s yield performance for the one-year periods ended December 31, 2006 and December 31, 2008 was above the Performance Group and Performance Universe medians for the respective periods and the fund’s yield performance for the one-year period ended December 31, 2007 was below the Performance Group and Performance Universe medians.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager noted that the Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2010, so that the annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed .85% of the fund’s average daily net assets. The Board members noted that the fund’s contractual management fee was below the Expense Group median and that, because of the waiver, the fund’s actual management fee for the fiscal year ended October 31, 2008 was below the Expense Group and Expense Universe medians.The Board members also noted that the fund’s expense ratio, taking into account the waiver, was equal to the Expense Group median and above the Expense Universe median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the mutual fund managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Fund”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with

The Fund 47

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager. The Board also noted the Manager’s waiver of receipt of a portion of the management fee and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be real- ized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 49

For More Information

Dreyfus
International Bond Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DIBAX	Class C: DIBCX	Class I: DIBRX

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

6091SA0409

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	June 29, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)